UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00204

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2014

Date of reporting period: July 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Discovery Growth Fund

July 31, 2014

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

September 10, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Discovery Growth Fund (the “Fund”) for the annual reporting period ended July 31, 2014.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small- and mid-capitalization companies. For these purposes, “small- and mid-capitalization companies” are generally those companies that, at the time of investment, fall within the lowest 25% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Fund’s definition of small- and mid-capitalization companies is dynamic, the limits on market capitalization will change with the markets. In the future, the Fund may define small- and mid-capitalization companies using a different classification system.

The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.

The Fund invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may also invest up to 20% of its total assets in rights and warrants.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps to manage risk and to seek to generate additional returns. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

Investment Results

The table on page 5 shows the Fund’s performance compared with its benchmark, the Russell 2500 Growth Index, for the six- and 12-month periods ended July 31, 2014. The inception date for Class Z shares was May 30, 2014; due to limited performance history, there is no discussion of comparison to the benchmark for this share class.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	1

During both periods, all share classes of the Fund underperformed the benchmark. During the 12-month period, stock selection within the technology and energy sectors was the main driver of underperformance, while holdings in the financials and industrials sectors helped to partially offset the results. During the six-month period, as the growth versus value-style reversal within equities was prevalent, higher-growth, higher-valuation stocks underperformed irrespective of underlying fundamentals. The Fund’s stock selection in the technology and consumer/commercial services sectors was the main driver of its underperformance, while holdings in the industrials sector helped to partially offset the results.

The Fund did not utilize leverage or derivatives during the six- or 12-month periods.

Market Review and Investment Strategy

2013 saw a powerful rally for U.S. stocks, and the year ended as the fifth consecutive year of positive returns and the best since 1997. Despite this positive foundation, the first half of 2014 contained many crosscurrents in terms of economic, political and financial market trends. Although economic growth picked up in May and June, first quarter gross domestic product (“GDP”) was revised downward. Oil prices moved up sharply from a combination of factors, but unrest in Iraq certainly contributed; even gold prices started to rise in the second quarter, as the chatter about a potential pickup in inflation began to increase. With long-term rates declining, GDP revised downward and utility stocks leading, many investors thought that stock market turbulence in March and April was the beginning of a larger stock market correction. Economic data released during July reinforced the view that the U.S. economy was improving: second quarter GDP was 4.0%, a strong rebound from the weak, weather-impacted first quarter; employment growth continued to improve and U.S. manufacturing activity accelerated; and, the U.S. dollar rose to a 10-month high on improving growth expectations. Despite the encouraging macroeconomic headlines, investor sentiment was tempered by events in Ukraine and increasing violence between Israel and Gaza. In Latin America, Argentina defaulted on its debt for the second time in 13 years, leading to fears that the financial contagion would spread to other emerging-market assets. The confluence of these unsettling events, combined with the fact that U.S. stocks had not undergone a market correction in 34 months, led nervous investors to take profits.

Although returns for small- and large-cap stocks were similar for the 12-month period ended July 31, 2014, this similarity masked the dramatic swings experienced during the six-month period. Small- and mid-cap growth stocks were strong in 2013 and through late February 2014, outperforming the Standard & Poor’s 500 Index significantly, before reversing the entire gain; the correction was concentrated within a fairly narrow universe of high-growth, strong-momentum stocks, particularly biotech, software and internet-related companies. Having delivered strong, above-average returns in 2013

2	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

and through early 2014, this high-growth aspect was hit hardest during the second quarter, as investors rotated away from such stocks in favor of more traditional-value attributes. U.S. small- and mid-cap growth stocks, as measured by the benchmark, rose during both periods, trailing large-cap growth stocks and their small- and mid-cap value counterparts.

The Discovery Growth Investment Team (the “Team”) emphasizes investments in companies balanced between secular growers and companies well-positioned to benefit from ongoing economic growth. Sector allocations, which are driven by the Team’s “bottom-up” process, are relatively muted compared to the benchmark, as the Team continues to find opportunities across most economic sectors.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Russell 2500™ Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Growth Index represents the performance of 2,500 small- to mid-cap growth companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. AllianceBernstein L.P. (the “Adviser”) will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2014 (unaudited)	NAV Returns
	6 Months		12 Months
AllianceBernstein Discovery Growth Fund*
Class A	-2.56%		9.63%

Class B†	-2.95%		8.81%

Class C	-2.94%		8.77%

Advisor Class‡	-2.45%		9.90%

Class R‡	-2.75%		9.31%

Class K‡	-2.67%		9.53%

Class I‡	-2.47%		9.99%

Class Z‡	1.17%	^	—

Russell 2500 Growth Index	0.64%		11.64%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended July 31, 2014 by 0.00% and 0.01%, respectively.

†    Effective July 31, 2009, Class B Shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

^      Since inception on 5/30/2014.

See Disclosures, Risks and Note about Historical Performance on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 7/31/04 TO 7/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Discovery Growth Fund Class A shares (from 7/31/04 to 7/31/14) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	9.63%	4.98%
5 Years	21.05%	19.97%
10 Years	9.43%	8.95%

Class B Shares
1 Year	8.81%	4.81%
5 Years	20.08%	20.08%
10 Years(a)	8.67%	8.67%

Class C Shares
1 Year	8.77%	7.77%
5 Years	20.10%	20.10%
10 Years	8.57%	8.57%

Advisor Class Shares*
1 Year	9.90%	9.90%
5 Years	21.34%	21.34%
10 Years	9.69%	9.69%

Class R Shares*
1 Year	9.31%	9.31%
5 Years	20.61%	20.61%
Since Inception†	8.34%	8.34%

Class K Shares*
1 Year	9.53%	9.53%
5 Years	20.98%	20.98%
Since Inception†	8.65%	8.65%

Class I Shares*
1 Year	9.99%	9.99%
5 Years	21.53%	21.53%
Since Inception†	9.07%	9.07%

Class Z Shares*
Since Inception†	1.17%	1.17%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.12%, 1.94%, 1.89%, 0.89%, 1.47%, 1.20%, 0.78% and 0.70% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for Class R, Class K, Class I and Class Z shares are listed below.

†	Inception dates: 3/1/2005 for Class R, Class K and Class I shares; 5/30/2014 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	17.96%
5 Years	22.85%
10 Years	8.37%

Class B Shares
1 Year	18.11%
5 Years	22.77%
10 Years(a)	8.10%

Class C Shares
1 Year	21.38%
5 Years	22.90%
10 Years	7.98%

Advisor Class Shares*
1 Year	23.48%
5 Years	24.12%
10 Years	9.08%

Class R Shares*
1 Year	22.78%
5 Years	23.38%
Since Inception†	8.98%

Class K Shares*
1 Year	23.19%
5 Years	23.82%
Since Inception†	9.31%

Class I Shares*
1 Year	23.59%
5 Years	24.26%
Since Inception†	9.72%

Class Z Shares*
Since Inception†	6.19%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for Class R, Class K, Class I and Class Z shares are listed below.

†	Inception dates: 3/1/2005 for Class R, Class K and Class I shares; 5/30/2014 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on page 4.

8	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$974.40	$5.14	1.05%
Hypothetical**	$1,000	$1,019.59	$5.26	1.05%
Class B
Actual	$1,000	$970.50	$8.99	1.84%
Hypothetical**	$1,000	$1,015.67	$9.20	1.84%
Class C
Actual	$1,000	$970.60	$8.89	1.82%
Hypothetical**	$1,000	$1,015.77	$9.10	1.82%
Advisor Class
Actual	$1,000	$975.50	$4.02	0.82%
Hypothetical**	$1,000	$1,020.73	$4.11	0.82%
Class R
Actual	$1,000	$972.50	$6.85	1.40%
Hypothetical**	$1,000	$1,017.85	$7.00	1.40%

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	9

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period*		Annualized Expense Ratio*
Class K
Actual	$1,000	$973.30	$5.53		1.13%
Hypothetical**	$1,000	$1,019.19	$5.66		1.13%
Class I
Actual	$1,000	$975.30	$3.77		0.77%
Hypothetical**	$1,000	$1,020.98	$3.86		0.77%
Class Z
Actual	$1,000	$1,011.70	$1.16	***	0.67	%***
Hypothetical**	$1,000	$1,007.47	$1.16	***	0.67	%***

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

***	Actual expenses paid are based on the period from May 30, 2014 (commencement of distribution) and are equal to the Class’s annualized expense ratio, multiplied by 63/365 (to reflect the since inception period). Hypothetical expenses are equal to the Class’s annualized ratio, multiplied by the average account value of the period, multiplied by 181/365 (to reflect the one-half year period).

10	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Expense Example

PORTFOLIO SUMMARY

July 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,778.8

TEN LARGEST HOLDINGS†

July 31, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Kirby Corp.	$33,467,343	1.9%
IDEX Corp.	32,152,987	1.8
Robert Half International, Inc.	31,247,409	1.8
Akorn, Inc.	30,454,143	1.7
Hexcel Corp.	30,402,594	1.7
LKQ Corp.	30,225,032	1.7
CoStar Group, Inc.	29,641,725	1.7
Genesee & Wyoming, Inc. – Class A	28,811,000	1.6
PolyOne Corp.	28,706,860	1.6
Acadia Healthcare Co., Inc.	28,502,729	1.6
	$303,611,822	17.1%

*	All data are as of July 31, 2014. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments.

Please note: The Fund’s sector breakdown is classified in the above pie chart and throughout this report according to the Russell sector classification scheme. The Russell sector scheme was developed by Russell Investments. Russell classifies index members into industries that most closely describe the nature of its business and its primary economic orientation. Multiple resources are used to obtain overall information about the company. Additional Russell sector scheme information can be found within Russell Index methodology documents available on www.russell.com. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	11

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

July 31, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.9%
Producer Durables – 22.7%
Aerospace – 1.3%
TransDigm Group, Inc.	135,933	$22,825,869

Back Office Support, HR & Consulting – 3.6%
CoStar Group, Inc.(a)	206,232	29,641,725
Robert Half International, Inc.	642,290	31,247,409
WageWorks, Inc.(a)	98,151	4,096,823

		64,985,957

Commercial Services: Rental & Leasing – 1.5%
United Rentals, Inc.(a)	253,856	26,883,350

Diversified Manufacturing Operations – 1.5%
Carlisle Cos., Inc.	335,535	26,849,511

International Trade & Diversified Logistics – 1.1%
MSC Industrial Direct Co., Inc. – Class A	223,900	19,096,431

Machinery: Industrial – 3.3%
Actuant Corp. – Class A	502,600	16,223,928
Chart Industries, Inc.(a)	208,122	15,827,678
Middleby Corp. (The)(a)	361,323	26,325,994

		58,377,600

Machinery: Tools – 1.4%
Lincoln Electric Holdings, Inc.	373,808	24,835,803

Office Supplies & Equipment – 1.3%
Zebra Technologies Corp. – Class A(a)	280,770	22,481,254

Railroads – 1.6%
Genesee & Wyoming, Inc. – Class A(a)	288,890	28,811,000

Scientific Instruments: Control & Filter – 1.8%
IDEX Corp.	424,070	32,152,987

Scientific Instruments: Electrical – 1.3%
AMETEK, Inc.	472,717	23,016,591

Shipping – 1.9%
Kirby Corp.(a)	287,372	33,467,343

Transportation Miscellaneous – 1.1%
Expeditors International of Washington, Inc.	470,520	20,317,054

		404,100,750

12	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 19.3%
Auto Parts – 1.7%
LKQ Corp.(a)	1,155,612	$30,225,032

Cable Television Services – 0.8%
AMC Networks, Inc. – Class A(a)	236,250	14,144,287

Diversified Retail – 0.9%
zulily, Inc. – Class A(a)(b)	437,446	15,144,381

Education Services – 2.5%
Bright Horizons Family Solutions, Inc.(a)	413,283	17,180,174
Grand Canyon Education, Inc.(a)	631,660	27,161,380

		44,341,554

Household Furnishings – 1.1%
Tempur Sealy International, Inc.(a)	342,640	18,745,834

Leisure Time – 1.8%
HomeAway, Inc.(a)	504,691	17,522,872
Norwegian Cruise Line Holdings Ltd.(a)	422,318	13,843,584

		31,366,456

Radio & TV Broadcasters – 1.0%
Pandora Media, Inc.(a)	724,348	18,195,622

Recreational Vehicles & Boats – 1.4%
Polaris Industries, Inc.	174,480	25,742,779

Restaurants – 1.3%
Buffalo Wild Wings, Inc.(a)	164,320	23,878,982

Specialty Retail – 5.6%
Cabela’s, Inc.(a)(b)	366,680	21,399,445
Dick’s Sporting Goods, Inc.	173,970	7,398,944
Five Below, Inc.(a)	721,197	26,410,234
Tractor Supply Co.	326,544	20,301,241
Ulta Salon Cosmetics & Fragrance, Inc.(a)	258,970	23,910,700

		99,420,564

Textiles, Apparel & Shoes – 1.2%
Under Armour, Inc. – Class A(a)	329,740	22,010,145

		343,215,636

Health Care – 17.8%
Biotechnology – 3.8%
Cubist Pharmaceuticals, Inc.(a)	335,941	20,458,807
NPS Pharmaceuticals, Inc.(a)	530,750	14,829,155
Puma Biotechnology, Inc.(a)	52,512	11,642,961
Quintiles Transnational Holdings, Inc.(a)	269,339	14,794,791
Synageva BioPharma Corp.(a)(b)	90,553	6,194,731

		67,920,445

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Management Services – 0.9%
ICON PLC(a)	316,534	$16,396,461

Health Care Services – 4.5%
Acadia Healthcare Co., Inc.(a)	598,043	28,502,729
Envision Healthcare Holdings, Inc.(a)	546,841	19,549,566
MEDNAX, Inc.(a)	295,676	17,498,106
Premier, Inc. – Class A(a)	517,018	14,631,609

		80,182,010

Medical & Dental Instruments & Supplies – 2.6%
Align Technology, Inc.(a)	323,780	17,552,114
HeartWare International, Inc.(a)	193,704	16,311,814
Insulet Corp.(a)	356,510	12,599,063

		46,462,991

Medical Equipment – 1.2%
Sirona Dental Systems, Inc.(a)	271,045	21,737,809

Pharmaceuticals – 4.8%
Akorn, Inc.(a)	897,558	30,454,143
GW Pharmaceuticals PLC (ADR)(a)(b)	79,264	6,705,734
Isis Pharmaceuticals, Inc.(a)(b)	106,638	3,304,712
Jazz Pharmaceuticals PLC(a)	151,210	21,128,573
Pharmacyclics, Inc.(a)	125,870	15,159,783
TESARO, Inc.(a)	263,682	7,583,494

		84,336,439

		317,036,155

Technology – 16.8%
Computer Services, Software & Systems – 12.7%
Aspen Technology, Inc.(a)	525,821	22,841,664
Concur Technologies, Inc.(a)	190,900	17,746,064
Cvent, Inc.(a)(b)	455,449	12,438,312
F5 Networks, Inc.(a)	172,340	19,403,761
Guidewire Software, Inc.(a)	314,095	12,720,847
NetSuite, Inc.(a)(b)	112,900	9,518,599
Palo Alto Networks, Inc.(a)	298,490	24,135,901
ServiceNow, Inc.(a)	335,771	19,743,335
SolarWinds, Inc.(a)	544,160	22,386,742
Tableau Software, Inc. – Class A(a)	274,875	17,866,875
Ultimate Software Group, Inc. (The)(a)	155,338	20,956,650
VeriFone Systems, Inc.(a)	323,120	10,827,751
Yelp, Inc.(a)	237,004	15,917,189

		226,503,690

Electronic Components – 0.4%
InvenSense, Inc.(a)(b)	316,160	7,274,842

Production Technology Equipment – 0.7%
Teradyne, Inc.	655,280	11,939,202

14	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Component – 3.0%
Cavium, Inc.(a)	345,185	$16,102,880
Intersil Corp. – Class A	1,847,370	23,701,757
ON Semiconductor Corp.(a)	1,600,347	13,698,971

		53,503,608

		299,221,342

Financial Services – 9.6%
Asset Management & Custodian – 1.2%
Affiliated Managers Group, Inc.(a)	105,479	21,016,691

Banks: Diversified – 4.7%
First Republic Bank/CA	404,303	18,889,036
Iberiabank Corp.	266,799	17,504,682
Signature Bank/New York NY(a)	222,883	25,495,586
SVB Financial Group(a)	208,180	22,695,784

		84,585,088

Diversified Financial Services – 2.6%
Lazard Ltd. – Class A	544,819	28,494,034
Stifel Financial Corp.(a)	391,804	17,940,705

		46,434,739

Real Estate – 1.1%
Zillow, Inc. – Class A(a)(b)	134,100	19,247,373

		171,283,891

Energy – 5.2%
Oil Well Equipment & Services – 3.2%
FMC Technologies, Inc.(a)	235,104	14,294,323
Oceaneering International, Inc.	325,049	22,074,077
Superior Energy Services, Inc.	636,471	21,385,426

		57,753,826

Oil: Crude Producers – 2.0%
Concho Resources, Inc.(a)	107,501	15,136,141
Oasis Petroleum, Inc.(a)	378,280	20,219,066

		35,355,207

		93,109,033

Materials & Processing – 4.8%
Chemicals: Diversified – 1.6%
PolyOne Corp.	756,439	28,706,860

Diversified Materials & Processing – 1.7%
Hexcel Corp.(a)	816,177	30,402,594

Metal Fabricating – 1.5%
Valmont Industries, Inc.(b)	173,170	25,218,747

		84,328,201

Consumer Staples – 2.7%
Beverage: Soft Drinks – 1.4%
Keurig Green Mountain, Inc.	207,195	24,714,219

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Drug & Grocery Store Chains – 1.3%
Sprouts Farmers Market, Inc.(a)(b)	747,625	$22,810,039

		47,524,258

Total Common Stocks (cost $1,468,769,900)		1,759,819,266

SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AllianceBerstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(c) (Cost $29,759,043)	29,759,043	29,759,043

Total Investments Before Security Lending Collateral for Securities Loaned –100.6% (cost $1,498,528,943)		1,789,578,309

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 6.5%
Investment Companies – 6.5%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $115,551,034)	115,551,034	115,551,034

Total Investments – 107.1% (cost $1,614,079,977)		1,905,129,343
Other assets less liabilities – (7.1)%		(126,282,747)

Net Assets – 100.0%		$1,778,846,596

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

16	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

July 31, 2014

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,468,769,900)	$1,759,819,266	(a)
Affiliated issuers (cost $145,310,077 – including investment of cash collateral for securities loaned of $115,551,034)	145,310,077
Cash	105,302
Receivable for investment securities sold	11,885,176
Receivable for capital stock sold	2,818,668
Dividends and interest receivable	379,620

Total assets	1,920,318,109

Liabilities
Payable for collateral received on securities loaned	111,727,796
Payable for investment securities purchased	21,843,049
Collateral due to Securities Lending Agent	3,823,238
Payable for capital stock redeemed	2,476,770
Management fee payable	988,130
Distribution fee payable	226,747
Transfer Agent fee payable	125,554
Administrative fee payable	19,712
Accrued expenses	240,517

Total liabilities	141,471,513

Net Assets	$1,778,846,596

Composition of Net Assets
Capital stock, at par	$1,935,531
Additional paid-in capital	1,365,531,466
Accumulated net investment loss	(2,177,391)
Accumulated net realized gain on investment transactions	122,507,624
Net unrealized appreciation on investments	291,049,366

	$1,778,846,596

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$702,184,767	76,904,065	$9.13	*

B	$3,382,351	514,080	$6.58

C	$72,359,687	10,941,323	$6.61

Advisor	$736,947,201	77,074,936	$9.56

R	$25,319,718	2,868,268	$8.83

K	$18,459,910	2,028,171	$9.10

I	$220,182,840	23,221,144	$9.48

Z	$10,122	1,068	$9.48

(a)	Includes securities on loan with a value of $106,204,351 (see Note E).

*	The maximum offering price per share for Class A shares was $9.54 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended July 31, 2014

Investment Income
Dividends
Unaffiliated issuers	$10,001,853
Affiliated issuers	52,486
Securities lending income	321,398	$10,375,737

Expenses
Management fee (see Note B)	10,850,874
Distribution fee—Class A	1,675,150
Distribution fee—Class B	44,719
Distribution fee—Class C	644,397
Distribution fee—Class R	98,939
Distribution fee—Class K	36,021
Transfer agency—Class A	874,574
Transfer agency—Class B	6,718
Transfer agency—Class C	80,831
Transfer agency—Advisor Class	824,243
Transfer agency—Class R	43,170
Transfer agency—Class K	27,540
Transfer agency—Class I	163,633
Custodian	268,471
Registration fees	179,492
Printing	99,254
Administrative	61,595
Directors’ fees	58,945
Audit and tax	50,564
Legal	40,617
Miscellaneous	50,906

Total expenses		16,180,653

Net investment loss		(5,804,916)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		159,202,459
Net change in unrealized appreciation/depreciation of investments		(21,566,919)

Net gain on investment transactions		137,635,540

Net Increase in Net Assets from Operations		$131,830,624

See notes to financial statements.

18	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2014	Year Ended July 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(5,804,916)	$(2,306,744)
Net realized gain on investment transactions	159,202,459	80,191,950
Net change in unrealized appreciation/depreciation of investments	(21,566,919)	211,834,550

Net increase in net assets from operations	131,830,624	289,719,756
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(40,384,617)	– 0	–
Class B	(362,556)	– 0	–
Class C	(4,549,036)	– 0	–
Advisor Class	(34,813,971)	– 0	–
Class R	(1,005,802)	– 0	–
Class K	(668,923)	– 0	–
Class I	(9,538,883)	– 0	–
Capital Stock Transactions
Net increase	322,308,727	199,609,416

Total increase	362,815,563	489,329,172
Net Assets
Beginning of period	1,416,031,033	926,701,861

End of period (including accumulated net investment loss of ($2,177,391) and ($2,447,584), respectively)	$1,778,846,596	$1,416,031,033

See notes to financial statements.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

July 31, 2014

NOTE A

Significant Accounting Policies

The AllianceBernstein Discovery Growth Fund, Inc. (formerly, AllianceBernstein Small/Mid Cap Growth Fund, Inc.) (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. On May 30, 2014, AllianceBernstein L.P. (the “Manager”) funded the seeding of Class Z shares. As of July 31, 2014, the Manager was the sole shareholder of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

20	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Manager will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Manager may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	21

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

22	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2014:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$1,759,819,266		$	– 0	–	$	– 0	–	$1,759,819,266
Short-Term Investments	29,759,043			– 0	–		– 0	–	29,759,043
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	115,551,034			– 0	–		– 0	–	115,551,034

Total Investments in Securities	1,905,129,343			– 0	–		– 0	–	1,905,129,343
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$1,905,129,343		$	– 0	–	$	– 0	–	$1,905,129,343

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Manager has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Manager and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Manager’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Manager’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	23

Notes to Financial Statements

developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Manager’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

24	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the management agreement, the Fund pays the Manager a fee at an annual rate of .75% on the first $500 million of average daily net assets, .65% on the next $500 million of average daily net assets and .55% on average daily net assets in excess of $1 billion. Such fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund may reimburse the Manager for certain legal and accounting services provided to the Fund by the Manager. For the year ended July 31, 2014, the reimbursement for such services amounted to $61,595.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,039,699 for the year ended July 31, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Manager, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	25

Notes to Financial Statements

$34,980 from the sale of Class A shares and received $6,163, $780 and $12,558 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2014.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Manager. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Manager, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended July 31, 2014 is as follows:

Market Value July 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2014 (000)	Dividend Income (000)
$ 48,885	$571,881	$591,007	$29,759	$26

Brokerage commissions paid on investment transactions for the year ended July 31, 2014 amounted to $1,767,505, of which $1,496 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Manager.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. Payments under the Class A plan are currently limited to .23% of the Fund’s average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,784,494, $2,760,703, $297,657 and $246,365 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of

26	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Notes to Financial Statements

unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,466,301,940		$1,229,013,224
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,627,519,848

Gross unrealized appreciation	$328,540,861
Gross unrealized depreciation	(50,931,366)

Net unrealized appreciation	$277,609,495

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended July 31, 2014.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	27

Notes to Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At July 31, 2014, the Fund had securities on loan with a value of $106,204,351 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $115,551,034. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $321,398 and $26,826 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended July 31, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended July 31, 2014 is as follows:

Market Value July 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2014 (000)
$ 61,113	$769,463	$715,025	$115,551

28	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended July 31, 2014	Year Ended July 31, 2013		Year Ended July 31, 2014	Year Ended July 31, 2013

Class A
Shares sold	22,861,244	13,069,000		$213,809,389	$102,242,580

Shares issued in reinvestment of distributions	3,839,228	– 0	–	34,668,230	– 0	–

Shares converted from Class B	200,321	200,126		1,870,025	1,518,661

Shares redeemed	(21,132,811)	(10,194,920)		(194,514,215)	(77,045,506)

Net increase	5,767,982	3,074,206		$55,833,429	$26,715,735

Class B
Shares sold	81,199	98,307		$551,124	$568,548

Shares issued in reinvestment of distributions	48,837	– 0	–	319,396	– 0	–

Shares converted to Class A	(275,209)	(268,638)		(1,870,025)	(1,518,661)

Shares redeemed	(91,680)	(144,987)		(624,407)	(805,209)

Net decrease	(236,853)	(315,318)		$(1,623,912)	$(1,755,322)

Class C
Shares sold	5,359,282	3,015,086		$36,892,708	$17,736,999

Shares issued in reinvestment of distributions	632,446	– 0	–	4,155,167	– 0	–

Shares redeemed	(1,602,568)	(1,443,676)		(10,798,192)	(8,061,338)

Net increase	4,389,160	1,571,410		$30,249,683	$9,675,661

Advisor Class
Shares sold	27,869,637	18,526,071		$274,081,170	$148,676,517

Shares issued in reinvestment of distributions	1,450,949	– 0	–	13,696,958	– 0	–

Shares redeemed	(14,005,842)	(15,331,638)		(136,003,975)	(120,557,496)

Net increase	15,314,744	3,194,433		$151,774,153	$28,119,021

Class R
Shares sold	2,112,917	925,254		$19,209,205	$6,845,408

Shares issued in reinvestment of distributions	114,941	– 0	–	1,005,734	– 0	–

Shares redeemed	(633,569)	(396,092)		(5,665,836)	(2,947,750)

Net increase	1,594,289	529,162		$14,549,103	$3,897,658

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	29

Notes to Financial Statements

	Shares			Amount
	Year Ended July 31, 2014	Year Ended July 31, 2013		Year Ended July 31, 2014	Year Ended July 31, 2013

Class K
Shares sold	1,372,879	568,022		$12,879,632		$4,296,957

Shares issued in reinvestment of distributions	74,325	– 0	–	668,922		– 0	–

Shares redeemed	(503,020)	(418,987)		(4,701,364)		(3,123,769)

Net increase	944,184	149,035		$8,847,190		$1,173,188

Class I
Shares sold	9,861,778	16,336,423		$95,854,748		$136,267,262

Shares issued in reinvestment of distributions	1,020,201	– 0	–	9,538,883		– 0	–

Shares redeemed	(4,446,834)	(535,496)		(42,724,553)		(4,483,787)

Net increase	6,435,145	15,800,927		$62,669,078		$131,783,475

Class Z*
Shares sold	1,068	– 0	–	$10,003	$	– 0	–

Net increase	1,068	– 0	–	$10,003	$	– 0	–

*	Commenced distribution on May 30, 2014.

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

30	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Manager, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2014.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended July 31, 2014 and July 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Net long-term capital gains	$91,323,788	$	– 0	–

Total taxable distributions paid	$91,323,788	$	– 0	–

As of July 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$136,358,855
Accumulated capital and other losses	(2,588,751	)(a)
Unrealized appreciation/(depreciation)	277,609,495	(b)

Total accumulated earnings/(deficit)	$411,379,599

(a)	At July 31, 2014, the Fund had a qualified late-year ordinary loss deferral of $2,588,751 which is deemed to arise on August 1, 2014.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of partnership investments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of July 31, 2014, the Fund did not have any capital loss carryforwards.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	31

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss, the tax treatment of partnership investments and the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized gain on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

32	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended July 31,
	2014	2013		2012		2011		2010

Net asset value, beginning of period	$ 8.82	$ 6.81		$ 6.60		$ 4.62		$ 3.72

Income From Investment Operations
Net investment loss(a)	(.04)	(.02)		(.04)		(.05)		(.04)
Net realized and unrealized gain on investment transactions	.88	2.03		.25		2.03		.94

Net increase in net asset value from operations	.84	2.01		.21		1.98		.90

Less: Distributions
Distributions from net realized gain on investment transactions	(.53)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 9.13	$ 8.82		$ 6.81		$ 6.60		$ 4.62

Total Return
Total investment return based on net asset value(b)*	9.63%	29.52%		3.18%		42.86%		24.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$702,185	$627,176		$463,170		$492,710		$347,184
Ratio to average net assets of:
Expenses	1.04%	1.12%		1.18%		1.24	%+	1.33	%+
Net investment loss	(.43)%	(.31)%		(.58)%		(.79	)%+	(.85	)%+
Portfolio turnover rate	74%	74%		86%		90%		92%

See footnote summary on page 40.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended July 31,
	2014	2013		2012		2011		2010

Net asset value, beginning of period	$ 6.54	$ 5.09		$ 4.98		$ 3.52		$ 2.85

Income From Investment Operations
Net investment loss(a)	(.09)	(.06)		(.07)		(.07)		(.06)
Net realized and unrealized gain on investment transactions	.66	1.51		.18		1.53		.73

Net increase in net asset value from operations	.57	1.45		.11		1.46		.67

Less: Distributions
Distributions from net realized gain on investment transactions	(.53)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 6.58	$ 6.54		$ 5.09		$ 4.98		$ 3.52

Total Return
Total investment return based on net asset value(b)*	8.81%	28.49%		2.21%		41.48%		23.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,382	$4,914		$5,430		$9,190		$9,220
Ratio to average net assets of:
Expenses	1.83%	1.94%		2.05%		2.10	%+	2.20	%+
Net investment loss	(1.28)%	(1.13)%		(1.44)%		(1.63	)%+	(1.72	)%+
Portfolio turnover rate	74%	74%		86%		90%		92%

See footnote summary on page 40.

34	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended July 31,
	2014	2013		2012		2011		2010

Net asset value, beginning of period	$ 6.57	$ 5.11		$ 5.00		$ 3.53		$ 2.86

Income From Investment Operations
Net investment loss(a)	(.08)	(.06)		(.07)		(.07)		(.05)
Net realized and unrealized gain on investment transactions	.65	1.52		.18		1.54		.72

Net increase in net asset value from operations	.57	1.46		.11		1.47		.67

Less: Distributions
Distributions from net realized gain on investment transactions	(.53)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 6.61	$ 6.57		$ 5.11		$ 5.00		$ 3.53

Total Return
Total investment return based on net asset value(b)*	8.77%	28.57%		2.20%		41.64%		23.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$72,360	$43,043		$25,453		$22,117		$10,159
Ratio to average net assets of:
Expenses	1.81%	1.89%		1.96%		2.03	%+	2.14	%+
Net investment loss	(1.18)%	(1.08)%		(1.37)%		(1.59	)%+	(1.66	)%+
Portfolio turnover rate	74%	74%		86%		90%		92%

See footnote summary on page 40.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended July 31,
	2014	2013		2012		2011		2010

Net asset value, beginning of period	$ 9.19	$ 7.08		$ 6.85		$ 4.79		$ 3.84

Income From Investment Operations
Net investment loss(a)	(.02)	(.01)		(.02)		(.04)		(.03)
Net realized and unrealized gain on investment transactions	.92	2.12		.25		2.10		.98

Net increase in net asset value from operations	.90	2.11		.23		2.06		.95

Less: Distributions
Distributions from net realized gain on investment transactions	(.53)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 9.56	$ 9.19		$ 7.08		$ 6.85		$ 4.79

Total Return
Total investment return based on net asset value(b)*	9.90%	29.80%		3.36%		43.01%		24.74%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$736,947	$567,507		$414,438		$123,444		$33,242
Ratio to average net assets of:
Expenses	.81%	.89%		.94%		.99	%+	1.10	%+
Net investment loss	(.19)%	(.08)%		(.37)%		(.56	)%+	(.62	)%+
Portfolio turnover rate	74%	74%		86%		90%		92%

See footnote summary on page 40.

36	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended July 31,
	2014	2013		2012		2011		2010

Net asset value, beginning of period	$ 8.57	$ 6.64		$ 6.47		$ 4.55		$ 3.67

Income From Investment Operations
Net investment loss(a)	(.07)	(.05)		(.06)		(.07)		(.05)
Net realized and unrealized gain on investment transactions	.86	1.98		.23		1.99		.93

Net increase in net asset value from operations	.79	1.93		.17		1.92		.88

Less: Distributions
Distributions from net realized gain on investment transactions	(.53)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 8.83	$ 8.57		$ 6.64		$ 6.47		$ 4.55

Total Return
Total investment return based on net asset value(b)*	9.31%	29.07%		2.63%		42.20%		23.98%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,320	$10,923		$4,947		$4,156		$2,298
Ratio to average net assets of:
Expenses	1.41%	1.47%		1.57%		1.61	%+	1.64	%+
Net investment loss	(.75)%	(.66)%		(.98)%		(1.16	)%+	(1.16	)%+
Portfolio turnover rate	74%	74%		86%		90%		92%

See footnote summary on page 40.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended July 31,
	2014	2013		2012		2011		2010

Net asset value, beginning of period	$ 8.80	$ 6.80		$ 6.60		$ 4.62		$ 3.72

Income From Investment Operations
Net investment loss(a)	(.04)	(.03)		(.04)		(.05)		(.04)
Net realized and unrealized gain on investment transactions	.87	2.03		.24		2.03		.94

Net increase in net asset value from operations	.83	2.00		.20		1.98		.90

Less: Distributions
Distributions from net realized gain on investment transactions	(.53)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 9.10	$ 8.80		$ 6.80		$ 6.60		$ 4.62

Total Return
Total investment return based on net asset value(b)*	9.53%	29.41%		3.03%		42.86%		24.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,460	$9,537		$6,355		$5,341		$3,299
Ratio to average net assets of:
Expenses	1.13%	1.20%		1.25%		1.29	%+	1.34	%+
Net investment loss	(.47)%	(.39)%		(.66)%		(.85	)%+	(.86	)%+
Portfolio turnover rate	74%	74%		86%		90%		92%

See footnote summary on page 40.

38	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended July 31,
	2014	2013		2012		2011		2010

Net asset value, beginning of period	$ 9.11	$ 7.01		$ 6.78		$ 4.73		$ 3.78

Income From Investment Operations
Net investment income (loss)(a)	(.02)	.02		(.02)		(.03)		(.02)
Net realized and unrealized gain on investment transactions	.92	2.08		.25		2.08		.97

Net increase in net asset value from operations	.90	2.10		.23		2.05		.95

Less: Distributions
Distributions from net realized gain on investment transactions	(.53)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 9.48	$ 9.11		$ 7.01		$ 6.78		$ 4.73

Total Return
Total investment return based on net asset value(b)*	9.99%	29.96%		3.39%		43.34%		25.13%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$220,183	$152,931		$6,909		$7,288		$5,298
Ratio to average net assets of:
Expenses	.77%	.78%		.81%		.95	%+	.92	%+
Net investment income (loss)	(.16)%	.32%		(.24)%		(.49	)%+	(.45	)%+
Portfolio turnover rate	74%	74%		86%		90%		92%

See footnote summary on page 40.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
May 30, 2014(c) to July 31, 2014
Net asset value, beginning of period	$ 9.37

Income From Investment Operations
Net investment income(a)	.01
Net realized and unrealized gain on investment transactions	.10

Net increase in net asset value from operations	.11

Net asset value, end of period	$ 9.48

Total Return
Total investment return based on net asset value(b)	1.17%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses^	.67%
Net investment income^	.73%
Portfolio turnover rate	74%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Commencement of distribution.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2014, July 31, 2013, July 31, 2012, July 31, 2011 and July 31, 2010 by 0.01%, 0.02%, 0.16%, 0.11% and 1.25%, respectively.

Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the years ended July 31, 2012 and July 31, 2011 by 0.06% and 0.09%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

^	Annualized.

See notes to financial statements.

40	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AllianceBernstein Discovery Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Discovery Growth Fund, Inc. (the “Fund”) as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (including the period May 30, 2014 (commencement of distribution) through July 31, 2014 for Class Z shares). These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Discovery Growth Fund, Inc. at July 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (including the period May 30, 2014 (commencement of distribution) through July 31, 2014 for Class Z shares), in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2014

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	41

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Bruce K. Aronow(2), Vice President

N. Kumar Kirpalani(2), Vice President

Samantha S. Lau(2), Vice President

Wen-Tse Tseng(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Small/Mid Cap Growth Investment Team. Ms. Lau and Messrs. Aronow, Kirpalani and Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

42	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Board of Directors

Management of the Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	103	None

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	43

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 72 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He has been Chairman of the AllianceBernstein Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	103	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

John H. Dobkin, ## 72 (1992)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	103	None

44	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	103	Asia Pacific Fund, Inc. (registered investment company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund (registered investment company) since prior to 2009 until 2013

William H. Foulk, Jr., ## 82 (1992)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and was Chairman of the Independent Directors Committees of the AllianceBernstein Funds from 2003 to early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	103	None

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	45

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	103	PLX Technology (semi-conductors) since prior to 2009 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	103	None

46	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AllianceBernstein Funds since 2008.	103	None

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AllianceBernstein Funds from 2007 until August 2014.	103	None

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	47

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

48	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

N. Kumar Kirpalani 60	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Samantha S. Lau 41	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2009.

Wen-Tse Tseng 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2009.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2009.

Stephen M. Woetzel 42	Controller	Vice President of ABIS,** with which he has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	49

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Management Agreement

The disinterested directors (the “directors”) of AllianceBernstein Discovery Growth Fund, Inc. (formerly AllianceBernstein Small/Mid Cap Growth Fund, Inc.) (the “Fund”) unanimously approved the continuance of the Fund’s Management Agreement with the Manager at a meeting held on May 5-8, 2014.

Prior to approval of the continuance of the Management Agreement, the directors had requested from the Manager, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who are independent of the Manager, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Manager, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Manager to manage the Fund and the overall arrangements between the Fund and the Manager, as provided in the Management Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Manager under the Management Agreement, including the quality of the

50	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager. The directors also considered that the Management Agreement provides that the Fund will reimburse the Manager for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Manager or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Manager than the fee rate stated in the Fund’s Management Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Management Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Manager for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Manager in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Manager’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Management Agreement with the profitability of fund management contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Manager’s relationship with the Fund before taxes and distribution expenses. The directors were satisfied that the Manager’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Manager and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Manager receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Manager) in respect

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	51

of certain classes of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Manager; and brokerage commissions paid by the Fund to brokers affiliated with the Manager. The directors recognized that the Manager’s profitability would be somewhat lower without these benefits. The directors understood that the Manager also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Manager showing performance of the Class A Shares as compared with the Russell 2500 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2014. The directors noted that the Fund was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 1st quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods, and in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 10-year period. The Fund outperformed the Index in the 1-, 3- and 5-year periods and lagged it in the 10-year period. The directors also noted that at their August 2008 meetings they had approved modifications to the Fund’s investment strategy and policies, including a new benchmark, the Russell 2500 Growth Index, and a name change to AllianceBernstein Small/Mid Cap Growth Fund, Inc. from AllianceBernstein Mid-Cap Growth Fund, Inc. effective November 2008. As a result, the directors gave less weight to the Fund’s investment performance prior to November 2008. The directors noted that at their August 2012 meetings they approved a name change to AllianceBernstein Discovery Growth Fund, Inc. from AllianceBernstein Small/Mid Cap Growth Fund, Inc. effective November 1, 2012. Based on their review, the directors concluded that the Fund’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Manager and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate of 63.6 basis points, plus the less than 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

52	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

The directors also considered the advisory fees the Manager charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Manager’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Fund’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Fund’s net assets would result in a fee rate lower than the rate being paid under the Fund’s Management Agreement. The directors noted that the Manager may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Manager its policies in respect of such arrangements.

The Manager reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Manager also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Manager to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”). The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Manager’s explanation of how it may use ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Manager’s services because the Manager is responsible for coordinating services provided to the Fund by others.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	53

The directors noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than the breakpoint levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Manager concerning certain of its views on economies of scale. The directors also had requested and received from the Manager certain updates on economies of scale at the May 2014 meeting. The directors believe that economies of scale may be realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

54	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Discovery Growth Fund, Inc. (the “Fund”),2,3 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	The information in the fee evaluation was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	On November 1, 2012, the Fund changed its name from AllianceBernstein Small/Mid Cap Growth Fund, Inc. to AllianceBernstein Discovery Growth Fund, Inc. On November 3, 2008, the Fund changed its policy of investing at least 80% of its net assets in “mid-cap” companies to “small- and mid-cap” companies. In connection with the change in investment strategy, the Fund’s portfolio management team and name was changed. Prior to November 3, 2008, the Fund was known as Mid-Cap Growth Fund, Inc.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	55

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. Also shown are the Fund’s net assets on March 31, 2014.

Fund	March 31, 2014 Net Assets ($MM)	Advisory Fee Schedule[5]
Discovery Growth Fund, Inc.	$1,855.4	0.75% on 1st $500 million 0.65% on next $500 million 0.55% on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $47,466 (0.004% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s annualized semi-annual total expense ratios:6

Fund	Total Expense Ratio[7]			Fiscal Year End
Discovery Growth Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	0.79 1.02 1.83 1.80 1.41 1.12 0.77	% % % % % % %	July 31 (ratios as of January 31, 2014)

4	Jones v. Harris at 1427.

5	The advisory fee of the Fund is based on the percentage of the Fund’s average daily net assets and is paid on a monthly basis

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

56	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.8 In addition to the AllianceBernstein Institutional

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	57

fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund based on March 31, 2014 net assets.9

Fund	Net Assets 3/31/14 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Discovery Growth Fund, Inc.	$1,855.4	U.S. SMID Cap Growth 0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance Minimum Account Size: $25 m	0.561%	0.631%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)11 and the Fund’s contractual management fee ranking.12

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

58	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Discovery Growth Fund, Inc.	0.636	0.791	1/14

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund. Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the median of the Fund’s EG and EU. The Fund’s total expense ratio ranking is also shown.

Fund	Total Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Discovery Growth Fund, Inc.	1.115	1.293	2/14	1.290	7/43

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

14	Most recently completed fiscal year Class A share total expense ratio.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	59

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $19,633, $1,606,419 and $10,572 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $867,427 in fees from the Fund.

60	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

The Fund effected brokerage transactions during the most recently completed fiscal year through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. These credits and charges are not being passed onto any SCB client. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli15 study on advisory fees and various fund

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	61

characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings18 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 28, 2014.20

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	35.65	30.99	30.97	3/14	11/53
3 year	16.72	14.06	13.35	2/14	6/50
5 year	32.17	26.49	25.55	1/12	1/43
10 year	9.06	10.04	9.20	8/11	21/40

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance returns and rankings of the Fund are for the Fund’s Class A shares. It should be noted that performance returns of the Fund were provided by Lipper.

19	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

62	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)21 versus its benchmark.22 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

			Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Discovery Growth Fund, Inc.	35.66	16.72	32.17	9.06	10.55	22.00	0.43	10
Russell 2500 Growth Index	35.03	15.87	28.68	9.91	N/A	19.31	0.50	10
Inception Date: July 7, 1938

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

21	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

22	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2014.

23	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	63

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Credit Long/Short Portfolio

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

64	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	65

NOTES

66	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

NOTES

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	67

NOTES

68	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

DG-0151-0714

ITEM 2.   CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Discovery Growth	2013	$29,000		$13,619
	2014	$30,983		$17,204

(d)	Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Discovery Growth	2013	$433,290	$13,619
			$—
			$(13,619)

	2014	$346,009	$17,204
			$—
			$(17,204)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.   EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Discovery Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 22, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	September 22, 2014